SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


 Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act
                                    of 1934

       Date of Report (Date of earliest event reported): November 18, 2002


                           QUICKSILVER RESOURCES INC.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
             ------------------------------------------------------
                 (State or other jurisdiction of incorporation)

                  001-14837                           75-2756163
         ----------------------                ----------------------------
         (Commission File Number)             (IRS Employer Identification No.)

                          777 West Rosedale, Suite 300
                             Fort Worth, Texas 76104
              -----------------------------------------------------
               (Address of principal executive offices) (Zip code)

      (Registrant's telephone number, including area code): (817) 665-5000

                                       N/A
               --------------------------------------------------
          (Former name or former address, if changed since last report)




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ITEM 5.  Other Events

     On November 18, 2002, we entered into an Underwriting Agreement with McDonald Investments Inc. with respect to the sale by us and the purchase by McDonald Investments of 1,000,000 shares of our common stock, and with respect to the grant by us to McDonald Investments of an option to purchase all or any part of 150,000 shares of common stock solely to cover over-allotments. The shares of our common stock to be purchased by McDonald Investments will be issued pursuant to a shelf registration statement we previously filed with the Securities and Exchange Commission and which was declared effective.

Item 7. Financial Statements and Exhibits.

          (c) Exhibits.

Exhibit
  No.     Description

1.1       Underwriting Agreement, dated November 18, 2002.

5.1 Opinion of Cantey & Hanger, L.L.P. as to the legality of the securities registered.

23.1      Consent of Cantey & Hanger, L.L.P. (included in Exhibit 5.1)

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                      QUICKSILVER RESOURCES INC.
                                                      (Registrant)



Dated:  November 19, 2002                  By:/s/ D. Wayne Blair
                                              ==============================
                                                  D. Wayne Blair,
                                                  Vice President and Controller
                                       1
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                                  EXHIBIT INDEX

Exhibit
No.         Description

1.1         Underwriting Agreement, dated November 18, 2002.

5.1 Opinion of Cantey & Hanger, L.L.P. as to the legality of the securities registered.

23.1        Consent of Cantey & Hanger, L.L.P. (included in Exhibit 5.1)

                                       2
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